UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2020

EP ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

EP ENERGY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 997-1200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on October 3, 2019, EP Energy Corporation (together with EP Energy LLC, the “Company”), and certain of its direct and indirect subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the United States Code. The Chapter 11 Cases are being jointly administered under the caption “In re: EP Energy Corporation, et al., Case No. 19-35654.” Court filings and other information related to the Chapter 11 Cases are available at the website administered by the claims agent, Prime Clerk, at https://cases.primeclerk.com/EPEnergy.

On January 13, 2020, the Debtors filed the Fourth Amended Joint Chapter 11 Plan of EP Energy Corporation and its Affiliated Debtors (ECF No. 685) (the “Plan”) and the Disclosure Statement for Fourth Amended Joint Chapter 11 Plan of Reorganization of EP Energy Corporation and its Affiliated Debtors (ECF No. 686) (the “Disclosure Statement”) describing the Plan in connection with solicitation of votes to approve the same from certain of the Debtors’ creditors and equity holders. On January 14, 2020, the Bankruptcy Court entered an order approving the Disclosure Statement. The Plan will become effective if the Bankruptcy Court enters an order confirming the Plan, and if the conditions to the effectiveness of the Plan, as stated therein, are satisfied or waived in accordance with the terms of the Plan. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings ascribed to them in the Plan.

As contemplated by the Plan, on February 7, 2020, the Company filed a supplement to the Plan (ECF No. 785) (the “Plan Supplement”) with the Bankruptcy Court, which included certain documents related to the Plan and referenced therein, including, among other things, the (i) forms of organizational documents of the Company to become effective on the Effective Date, (ii) form of Shareholder Agreement of Reorganized Debtors, (iii) form of Employee Incentive Plan, (iv) form of Exit Credit Agreement, (v) schedules of retained causes of action and rejected contracts, and (vi) form of Claims Oversight Monitor Agreement.

On February 19, 2020, the Company filed Amended Exhibit H to the Plan Supplement (ECF No. 878) (“Amended Exhibit H”) with the Bankruptcy Court, which reflected a modification of the Schedule of Rejected Contracts. The foregoing description of Amended Exhibit H does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of Amended Exhibit H attached hereto as Exhibit 99.1, which is incorporated herein by reference.

On March 4, 2020, the Company filed Amended Exhibit I to the Plan Supplement (ECF No. 1008) (“Amended Exhibit I”) with the Bankruptcy Court, which reflected certain changes to the form of Claims Oversight Monitor Agreement. The foregoing description of Amended Exhibit I does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of Amended Exhibit I attached hereto as Exhibit 99.2, which is incorporated herein by reference.

On March 5, 2020, the Company filed Amended Exhibit D to the Plan Supplement (ECF No. 1013) (“Amended Exhibit D”) with the Bankruptcy Court, which reflected the list of individuals to serve on the Initial Board of Directors of the Reorganized Debtors after the Effective Date of the Plan. The foregoing description of Amended Exhibit D does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of Amended Exhibit D attached hereto as Exhibit 99.3, which is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 pursuant to this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Such statements are subject to risks and uncertainties that could cause results to differ materially from the Company’s expectations, including the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations; the ability of the Company to comply with the terms of that certain Plan Support Agreement, dated as of October 18, 2019 (as may be amended from time to time, the “PSA”), that certain Backstop Commitment Agreement, dated as of October 18, 2019 (as may be amended from time to time), and/or that certain Senior Secured Superpriority Debtor-In-Possession Credit Agreement, dated as of November 25, 2019, by and among EP Energy LLC, JPMorgan Chase Bank, N.A. and the lenders under EP Energy LLC’s prepetition reserve based credit facility party thereto as lenders (as may be amended from time to time); the ability of the Company to obtain requisite support for the Plan from various stakeholders; the ability of the Company to confirm and consummate such Plan in accordance with the terms of the PSA; the uncertainty as to when or whether the effective date of such Plan will occur; the effects of disruption from the Chapter 11 Cases making it more difficult to maintain business and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business; the consequences of the acceleration of the Company’s debt obligations; risks related to the trading of the Company’s securities on the OTC Pink Market; as well as other risk factors set forth in the Company’s Disclosure Statement for Fourth Amended Joint Chapter 11 Plan of Reorganization of EP Energy Corporation and its Affiliated Debtors included as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 14, 2020, as may be amended from time to time; as well as the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as updated in the Company’s subsequently filed Quarterly Reports on Form 10-Q. While the Company makes these statements in good faith, neither the Company nor its management can guarantee that anticipated future results will be achieved. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amended Exhibit H to Plan Supplement

99.2	Amended Exhibit I to Plan Supplement

99.3	Amended Exhibit D to Plan Supplement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EP ENERGY CORPORATION

Date: March 6, 2020	By:	/s/ Jace D. Locke
Jace D. Locke
Vice President, General Counsel and Corporate Secretary

EP ENERGY LLC

	By:	/s/ Jace D. Locke
Jace D. Locke
Vice President, General Counsel and Corporate Secretary